Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data

STATEMENT OF INCOME (LOSS)
CONSOLIDATED

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Operating revenues—related parties	245				245	258	236	256	258	1,008
Operating revenues—third parties	7				7	9	5	9	7	30
Equity in earnings of affiliates	124				124	136	104	129	124	493
Gain from equity interest transfer	—				—	—	84	—	—	84
Other income	—				—	1	1	—	1	3
Total revenues and other income	376				376	404	430	394	390	1,618

Costs and Expenses
Operating and maintenance expenses	95				95	88	84	85	85	342
Depreciation	34				34	30	31	35	39	135
Impairments	198				198	—	—	—	96	96
General and administrative expenses	17				17	17	17	16	16	66
Taxes other than income taxes	10				10	11	10	9	10	40
Interest and debt expense	33				33	29	28	32	32	121
Other expenses	—				—	2	5	—	—	7
Total costs and expenses	387				387	177	175	177	278	807
Income (loss) before income taxes	(11)				(11)	227	255	217	112	811
Income tax expense	—				—	1	—	1	1	3
Net Income (Loss)	(11)				(11)	226	255	216	111	808
Less: Net income attributable to noncontrolling interest	7				7	—	—	10	7	17
Net Income (Loss) Attributable to the Partnership	(18)				(18)	226	255	206	104	791
Less: Preferred unitholders’ interest in net income (loss) attributable to the Partnership	12				12	10	9	10	12	41
Limited Partners’ Interest in Net Income (Loss) Attributable to the Partnership	(30)				(30)	216	246	196	92	750

Adjusted EBITDA*	289				289	321	269	313	318	1,221

Distributable Cash Flow*	233				233	269	218	243	240	970

Net Income (Loss) Attributable to the Partnership Per Limited Partner Unit (dollars)
Common units—basic	(0.13)				(0.13)	0.95	1.07	0.86	0.40	3.29
Common units—diluted	(0.13)				(0.13)	0.93	1.05	0.85	0.40	3.27

Weighted-Average Limited Partner Units Outstanding (thousands)
Common units—basic	228,340				228,340	228,312	228,340	228,340	228,340	228,333
Common units—diluted	228,340				228,340	242,132	242,160	242,160	228,340	242,153
* See note on the use of non-GAAP measures.

Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data

SELECTED OPERATING DATA
CONSOLIDATED

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Wholly Owned Operating Data
Pipelines
Pipeline revenues (millions of dollars)	104				104	111	97	117	111	436
Pipeline volumes(1) (thousands of barrels daily)
Crude oil	796				796	941	806	867	843	864
Refined petroleum products and NGL	809				809	866	825	907	877	869
Total	1,605				1,605	1,807	1,631	1,774	1,720	1,733

Average pipeline revenue per barrel (dollars)	0.71				0.71	0.67	0.65	0.71	0.70	0.68

Terminals
Terminal revenues (millions of dollars)	39				39	43	33	36	41	153
Terminal throughput (thousands of barrels daily)
Crude oil(2)	374				374	460	380	296	283	354
Refined petroleum products	657				657	748	690	700	711	713
Total	1,031				1,031	1,208	1,070	996	994	1,067

Average terminaling revenue per barrel (dollars)	0.41				0.41	0.39	0.33	0.39	0.44	0.39

Storage, processing and other revenues (millions of dollars)	109				109	113	111	112	113	449
Total Operating Revenues (millions of dollars)	252				252	267	241	265	265	1,038

Joint Venture Operating Data(3)
Crude oil, refined petroleum products and NGL (thousands of barrels daily)	1,052				1,052	838	942	1,142	1,102	1,007
(1) Represents the sum of volumes transported through each separately tariffed pipeline segment.
(2) Bayway and Ferndale rail rack volumes included in crude oil terminals.
(3) Proportional share of total pipeline and terminal volumes of joint ventures consistent with recognized equity in earnings of affiliates.

Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data

CAPITAL EXPENDITURES AND INVESTMENTS

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Capital Expenditures and Investments
Expansion	52				52	196	311	160	90	757
Maintenance	6				6	15	28	21	33	97
Adjusted Capital Spending*	58				58	211	339	181	123	854
Capital expenditures and investments funded by certain joint venture partners**	—				—	23	38	3	(3)	61
Capital Expenditures and Investments	58				58	234	377	184	120	915
* See note on the use of non-GAAP measures.
** Includes previously funded capital returned to our joint venture partner in the fourth quarter of 2020.

CASH DISTRIBUTIONS

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Cash Distribution Per Common Unit (Dollars)	0.875				0.875	0.875	0.875	0.875	0.875	3.500

Cash Distributions* ($ Millions)
Common units—public	52				52	51	51	52	51	205
Common units—Phillips 66	148				148	148	149	148	149	594
Total	200				200	199	200	200	200	799

Coverage Ratio†**	1.17				1.17	1.35	1.09	1.22	1.20	1.21
* Cash distributions declared attributable to the indicated periods.
** See note on the use of non-GAAP measures.
† Calculated as distributable cash flow divided by total cash distributions. Used to indicate the Partnership’s ability to pay cash distributions from current earnings.

Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data

NON-GAAP FINANCIAL MEASURES RECONCILIATION

CONSOLIDATED

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Income (Loss) Attributable to the Partnership
Net Income (Loss) Attributable to the Partnership	(18)				(18)	226	255	206	104	791
Plus:
Net income attributable to noncontrolling interest	7				7	—	—	10	7	17
Net Income (Loss)	(11)				(11)	226	255	216	111	808
Plus:
Depreciation	34				34	30	31	35	39	135
Net interest expense	33				33	28	29	31	32	120
Income tax expense	—				—	1	—	1	1	3
EBITDA**	56				56	285	315	283	183	1,066
Plus:
Proportional share of equity affiliates’ net interest, taxes, depreciation and amortization, and impairments	49				49	35	38	45	54	172
Expenses indemnified or prefunded by Phillips 66	—				—	—	—	1	1	2
Transaction costs associated with acquisitions	—				—	1	—	—	—	1
Impairments	198				198	—	—	—	96	96
Less:
Gain from equity interest transfer	—				—	—	84	—	—	84
Adjusted EBITDA attributable to noncontrolling interest	14				14	—	—	16	16	32
Adjusted EBITDA**	289				289	321	269	313	318	1,221
Plus:
Deferred revenue impacts*†	9				9	2	5	(3)	4	8
Less:
Equity affiliate distributions less than (more than) proportional adjusted EBITDA	14				14	1	(10)	4	5	—
Maintenance capital expenditures†	6				6	15	28	21	33	97
Net interest expense	33				33	28	29	31	32	120
Preferred unit distributions	12				12	10	9	10	12	41
Income taxes paid	—				—	—	—	1	—	1
Distributable Cash Flow**	233				233	269	218	243	240	970
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.

Exhibit 99.2

Phillips 66 Partners LP Earnings Release Supplemental Data

NON-GAAP FINANCIAL MEASURES RECONCILIATION (continued)

CONSOLIDATED

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation to Net Cash Provided by Operating Activities
Net Cash Provided by Operating Activities	227				227	274	215	296	170	955
Plus:
Net interest expense	33				33	28	29	31	32	120
Income tax expense	—				—	1	—	1	1	3
Changes in working capital	(11)				(11)	(12)	(3)	(45)	75	15
Undistributed equity earnings	5				5	(4)	(5)	—	2	(7)
Impairments	(198)				(198)	—	—	—	(96)	(96)
Gain from equity interest transfer	—				—	—	84	—	—	84
Deferred revenues and other liabilities	—				—	—	2	1	1	4
Other	—				—	(2)	(7)	(1)	(2)	(12)
EBITDA**	56				56	285	315	283	183	1,066
Plus:
Proportional share of equity affiliates’ net interest, taxes, depreciation and amortization, and impairments	49				49	35	38	45	54	172
Expenses indemnified or prefunded by Phillips 66	—				—	—	—	1	1	2
Transaction costs associated with acquisitions	—				—	1	—	—	—	1
Impairments	198				198	—	—	—	96	96
Less:
Gain from equity interest transfer	—				—	—	84	—	—	84
Adjusted EBITDA attributable to noncontrolling interest	14				14	—	—	16	16	32
Adjusted EBITDA**	289				289	321	269	313	318	1,221
Plus:
Deferred revenue impacts*†	9				9	2	5	(3)	4	8
Less:
Equity affiliate distributions less than (more than) proportional adjusted EBITDA	14				14	1	(10)	4	5	—
Maintenance capital expenditures†	6				6	15	28	21	33	97
Net interest expense	33				33	28	29	31	32	120
Preferred unit distributions	12				12	10	9	10	12	41
Income taxes paid	—				—	—	—	1	—	1
Distributable Cash Flow**	233				233	269	218	243	240	970
* Difference between cash receipts and revenue recognition.
** See note on the use of non-GAAP measures.
† Excludes Merey Sweeny capital reimbursements and turnaround impacts.

Exhibit 99.2
Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms “EBITDA,” “adjusted EBITDA,” “distributable cash flow,” “coverage ratio,” and “adjusted capital spending.” These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance of the Partnership with other companies in our industry. EBITDA and distributable cash flow help facilitate an assessment of our ability to generate sufficient cash flow to make distributions to our partners. We believe that the presentation of EBITDA, adjusted EBITDA and distributable cash flow provides useful information to investors in assessing our financial condition and results of operations. Our coverage ratio is calculated as distributable cash flow divided by total cash distributions and is included to help indicate the Partnership’s ability to pay cash distributions from current earnings. Additionally, adjusted capital spending is a non-GAAP financial measure that demonstrates Phillips 66 Partners' net share of capital spending. The GAAP performance measure most directly comparable to EBITDA and adjusted EBITDA is net income (loss). The GAAP liquidity measure most comparable to EBITDA and distributable cash flow is net cash provided by operating activities. The GAAP financial measure most comparable to our coverage ratio is calculated as net cash provided by operating activities divided by total cash distributions. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. These non-GAAP financial measures should not be considered as alternatives to their comparable GAAP measures. They have important limitations as analytical tools because they exclude some but not all items that affect their corresponding GAAP measures. They should not be considered in isolation or as substitutes for analysis of our results as reported under GAAP. Additionally, because EBITDA, adjusted EBITDA, distributable cash flow, coverage ratio and adjusted capital spending may be defined differently by other companies in our industry, our definition of those measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.
Reconciliations of these non-GAAP measures to their comparable GAAP measures are included in this earnings release supplemental data. Additionally, the disaggregation of adjusted capital spending between expansion and maintenance is not a distinction recognized under GAAP. We provide such disaggregation because our partnership agreement requires that we treat expansion and maintenance capital differently for certain surplus determinations. Further, we generally fund expansion capital spending with both operating and financing cash flows and fund maintenance capital spending with operating cash flows. We believe this is an important distinction in our liquidity profile.